EXHIBIT  99.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
          ------------------------------------------------------------

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vince Vellardita, the Chief Executive Officer of ValCom, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended December 31, 2004 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March  15,  2005
               /s/  Vince  Vellardita
               ----------------------
               Name:  Vince  Vellardita
              Title:  Chief  Executive  Officer


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
          ------------------------------------------------------------

            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Tracey Eland, the Secretary (principal accounting officer) of ValCom, Inc. (the "Company"), certify, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended December 31, 2004 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  :  March  15,  2005

               /s/Tracey  Eland
               ----------------
               Name:  Tracey  Eland
               Title:  Controller  (Principal  Accounting  Officer)

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